UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2015 (May 7, 2015)

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2015, SM Energy Company (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale by the Company (the “Offering”) of $500 million in aggregate principal amount of the Company’s 5.625% Senior Notes due 2025 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-203936) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on May 7, 2015, as supplemented by a Prospectus Supplement, dated as of May 7, 2015 and filed with the Commission on May 8, 2015 pursuant to Rule 424(b)(2) of the Securities Act. The Offering is scheduled to close on May 21, 2015, subject to customary closing conditions.

The Company intends to use the net proceeds from the Offering to fund the concurrent tender offer to purchase any and all of its outstanding 6.625% Senior Notes due 2019 (the “2019 Notes”) (which is described below), repay outstanding borrowings under its credit facility, and for general corporate purposes.

Pursuant to the Underwriting Agreement, the Company agreed, among other things, to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to this exhibit.

The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company, for which they received or will receive customary fees and expense reimbursement. Affiliates of certain of the underwriters are holders of the 2019 Notes which may be purchased pursuant to the concurrent tender offer and, as a result, may receive a portion of the net proceeds from the Offering. In addition, affiliates of each of the underwriters are lenders under the Company’s credit facility and, as a result, may receive a portion of the net proceeds from the Offering.

Item 7.01 Regulation FD Disclosure.

On May 7, 2015, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.  In accordance with General Instruction B.2 of Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events

On May 7, 2015, the Company issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding $350.0 million aggregate principal amount of its outstanding 2019 Notes. In connection with the Tender Offer, the Company is soliciting consents to eliminate most of the restrictive covenants, certain events of default applicable to the 2019 Notes, and amending certain other provisions contained in the indenture governing the 2019 Notes. The Tender Offer and related consent solicitation are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated May 7, 2015, and the related Consent and Letter of Transmittal. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement dated May 7, 2015 among SM Energy Company, and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

99.1	Press Release dated May 7, 2015 announcing pricing of the Notes

99.2	Press Release dated May 7, 2015 announcing commencement of Tender Offer

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the intended use of Offering proceeds, the anticipated closing date of the Offering and other aspects of the Offering. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including market conditions, customary Offering closing conditions and other factors described in the prospectus supplement and accompanying prospectus for the Offering. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Company’s actual results may vary materially from what management anticipated, estimated, projected or expected.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Company’s annual and quarterly reports filed from time to time with the Commission and in the prospectus supplement and related prospectus for the Offering. The forward-looking statements contained herein speak only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

	By:	/s/ David W. Copeland
	Name:	David W. Copeland
	Title:	Executive Vice President, General Counsel and Secretary

May 8, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement dated May 7, 2015 among SM Energy Company, and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

99.1	Press Release dated May 7, 2015 announcing pricing of the Notes

99.2	Press Release dated May 7, 2015 announcing commencement of Tender Offer